                                                                      Exhibit 1

                                                                   DRAFT 4/25/95


                               __________ Shares

                          THE LINCOLN ELECTRIC COMPANY
                             (an Ohio corporation)

                             Class A Common Shares

                              (Without Par Value)

                               PURCHASE AGREEMENT
                               ------------------

                                                                __________, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
J.P. MORGAN SECURITIES INC.
MCDONALD & COMPANY SECURITIES, INC.
as Representatives of the several Underwriters
         c/o     Merrill Lynch & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
                 Merrill Lynch World Headquarters
                 North Tower
                 World Financial Center
                 New York, New York  10281

Dear Sirs:

         The Lincoln Electric Company, an Ohio corporation (the "Company"), and each of the Shareholders of the Company as named in Schedule B hereto (the "Sellers"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald & Company Securities, Inc., and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section
10), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and McDonald & Company Securities, Inc.. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Class A Common Shares, without par value, of the Company (the "Class A




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Common Shares") set forth in said Schedule A, (ii) the sale by the Sellers, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Class A Common Shares set forth opposite such Seller's name in Schedule B; and (iii) the grant by the Company and the Sellers, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of _______ additional Class A Common Shares to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The aforesaid ____________ Class A Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the _________ Class A Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities".

         Prior to the purchase and public offering of the Securities by the several Underwriters, the Company, the Sellers and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Sellers and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33- _____) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933 (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the




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Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Company and the Sellers understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

         The Company and the Underwriters agree that up to _________ shares of the Securities to be purchased by the Underwriters (the "Reserved Shares") shall be reserved for sale by the Underwriters to certain eligible employees of the Company, as part of the distribution of the Securities by the Underwriters, in accordance with the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. ("NASD") and all other applicable laws, rules and regulations.
To the extent that such Reserved Shares are not so purchased by such eligible employees, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                 (i) At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact




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or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

         (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iii) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there




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has been no dividend or distribution of any kind declared,
paid or made by the Company on any class of its capital stock.

         (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (vi) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except as disclosed in the Registration Statement, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); all of the issued and outstanding shares of capital stock of the Company (including the Securities to be sold by the Sellers) have been duly authorized and validly issued and are fully paid and non-assessable; the Securities




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to be sold by the Company have been duly authorized for issuance and sale to the
Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the capital stock of the Company conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Securities to be sold by the Company is not subject to preemptive or other similar rights.

         (viii) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; and the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

         (ix) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or




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foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

         (xi) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.




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                 (xiii)  The Company and its subsidiaries possess such
         certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

           (xiv) This Agreement has been, and, at the Representation Date, the Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

           (xv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

           (xvi) The Company has obtained and delivered to the Representatives the agreements of the persons named in Schedule C annexed hereto to the effect that each such person will not, for a period of 180 days from the date of the Prospectus, without the prior written consent of the Representatives, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Company's Common Shares, without par value, or Class A Common Shares (collectively, "Common Equity") or any security convertible or exchangeable into or exercisable for any shares of Common Equity owned by such person or entity or with respect to which such person has the power of disposition.

           (xvii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.




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           (xviii) The Company and its subsidiaries (A) are in compliance with any and all applicable federal, state, local or foreign or other laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Law, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

            (xix) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities; and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

            (xx) Neither the Company nor any of its subsidiaries has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                 (xxi) The Class A Common Shares have been approved for listing on the National Association of Securities Dealers Automated Quotation System-National Market System.

         (b) Each of the Sellers, severally and not jointly, represents and warrants to, and agrees with, each Underwriter as of the date hereof and as of the Representation Date, as follows:




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                 (i)      The execution, delivery and performance of this
         Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by such Seller with its obligations hereunder and thereunder have been duly authorized, where appropriate, by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Seller pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Seller is a party or by which it may be bound, or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of the provisions of the charter or by-laws of such Seller or any applicable law, judgement, order, administrative regulation or administrative or court decree.

                 (ii) Such Seller has and will have, at the Closing Time referred to in Section 2(c), good and marketable title to the Securities to be sold by such Seller hereunder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, created by or arising through the Seller other than pursuant to this Agreement; such Seller has full right, power and authority to sell, transfer and deliver the Securities to be sold by such Seller hereunder; and upon delivery of the Securities to be sold by such Seller hereunder and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to its ratable share of the Securities purchased by it from such Seller, free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

                 (iii) Such Seller has duly executed and delivered in the form heretofore furnished by the Underwriters, a power of attorney and custody agreement (the "Power of Attorney and Custody Agreement") with _______________________, as the attorney-in-fact and the custodian (the "Attorney-in-Fact" and the "Custodian", respectively); the Attorney-in-Fact is authorized to execute and deliver this Agreement, the Pricing Agreement and the certificates referred to in Section 5(d) or that may be required pursuant to Section 5(h) on behalf of such Seller, to determine the purchase price to be paid by the Underwriters to such Seller as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Seller hereunder, to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities, to accept payment therefor, and otherwise to act on behalf of such Seller in connection with this Agreement and the Pricing Agreement.




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                 (iv)  All authorizations, approvals and consents necessary for the execution and delivery by such Seller of the Power of Attorney and Custody Agreement, the execution and delivery by or on behalf of such Seller of this Agreement, and the Pricing Agreement, and the sale and delivery of the Securities to be sold by such Seller hereunder and thereunder (other than, at the time of the execution hereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws), have been obtained and are in full force and effect; and such Seller has the full right, power and authority to enter into this Agreement and the Pricing Agreement and such Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Seller hereunder.

                 (v) For a period of 180 days from the date of the Prospectus, such Seller will not, without the prior written consent of the Representatives, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Equity or any security convertible or exchangeable into or exercisable for Common Equity owned by such Seller or with respect to which such Seller has the power of disposition, other than to the Underwriters pursuant to this Agreement.

                 (vi) Such Seller has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities; and such Seller has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

              (vii) Such Seller is not prompted to sell the Class A Common Shares by any information concerning the Company or its subsidiaries that is not set forth in the Prospectus or other documents filed by the Company with the Commission pursuant to the periodic reporting and other information requirements of the 1934 Act.

                 (viii) When the Registration Statement shall become effective, and at all times subsequent thereto up to the Closing Time, such parts of the Registration Statement and any amendments and supplements thereto as specifically refer




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         to the Sellers will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading.

                 (ix) Neither such Seller nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article 1, paragraph (m) of the By-laws of the NASD), any member firm of the NASD.

                 (x) Such Seller agrees to deliver to the Representatives at or prior to the Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 [(xii) Certificates in negotiable form for all Securities to be sold by such Seller hereunder have been placed in custody with the Custodian by or for the benefit of such Seller for the purposes or effecting delivery by such Seller hereunder.]

         (c) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Seller and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Seller to each Underwriter as to matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO UNDERWRITERS: CLOSING.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in the Pricing Agreement, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company which the number of Initial Securities, set forth in Schedule A opposite the name of such Underwriter (plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof), bears to the total number of Initial Securities; and (ii) each of the Sellers, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each of the Sellers, severally and not




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jointly, at such price per share to be paid by the Underwriters to the Company, that proportion of the number of Initial Securities being sold by such Seller set forth in Schedule B opposite the name of such Seller which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof) bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional securities.

                 (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus containing such information will be filed before the Registration Statement becomes effective.

                 (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Securities shall be determined by agreement among the Representatives, the Company and the Sellers. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, the Sellers and the Representatives.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Sellers, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional _________ shares of Common Stock at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of




                                      13
42091330
covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Sellers setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives, the Company and the Sellers. If the option is exercised as to all or any portion of the Option Securities, the Option Securities to be sold by the Company and the Sellers shall be in proportion to the number of Initial Securities being sold by the Company and the Sellers and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of ______________________, or at such other place as shall be agreed upon by the Company, the Sellers and the Representatives, at 10:00 A.M. on the [fifth] business day (unless postponed in accordance with the provisions of Sections 10 or 11) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Company, the Sellers and the Representatives (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of ________________, or at such other place as shall be agreed upon by the Representatives, the Company and the Sellers, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Sellers. Payment shall be made to the Company and the Sellers by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Company and the Custodian pursuant to each Seller's Power of Attorney and Custody Agreement, or directly to each of the Sellers, if so instructed by the Custodian against delivery to the Representatives, for the




                                      14
42091330
respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, Pierce, Fenner & Smith Incorporated, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

                 (a) The Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or the initiation of any proceedings for that purpose, and (v) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus




                                      15
42091330

         (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

                 (c) The Company will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

                 (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                 (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the 1933 Act or 1933 Act Regulations, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters




                                      16
42091330
         a reasonable number of copies of such amendment or supplement.

                 (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                 (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                 (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                 (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                 (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to
         Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                 (k) The Company will file with the NASD all documents and notices required by the NASD of companies that have




                                      17
42091330
         issued securities that are traded in the over-the-counter market and quotations for which are reported by the National Association of Securities Dealers Automated Quotation System-National Market System.

                 (l) During a period of 180 days from the date of the Prospectus, the Company will not, without the Representatives' prior written consent, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Equity or any security convertible or exchangeable into or exercisable for Common Equity (except for Common Equity issued pursuant to reservations, agreements or employee benefit plans referred to in Section 1(a)(vii) hereof).

                 (m) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) under the 1933 Act was actually received for filing by the Commission and, in the event that they were not, it will promptly file such prospectus.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of the obligations of the Company and the Sellers under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the reproduction of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock transfer taxes payable upon the issuance, sale and delivery of certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fee of the National Association of Securities Dealers, Inc., (ix) the fees and expenses incurred in connection with the listing of the Securities on the National Association of Securities Dealers Automated Quotation System-National Market System, and (x) the fee and disbursements of counsel for the Underwriters in connection with matters related to Securities which are




                                      18
42091330
designated by the Company for sale to employees and others having a business relationship with the Company.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Sellers herein contained, to the performance by the Company and the Sellers of their obligations hereunder, and to the following further conditions:

                 (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                 (b)  At Closing Time the Representatives shall have received:

                          (1) The favorable opinion, dated as of Closing Time, of Jones, Day, Reavis & Pogue, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)  The Company has been duly incorporated
                          and is validly existing as a corporation in good standing under the laws of the State of Ohio.




                                      19
42091330

                                  (ii)  The Company has corporate power and
                          authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                                  (iii)  To the best of their knowledge and
                          information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                                  (iv)  The authorized, issued and outstanding
                          capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus), all the issued and outstanding shares of capital stock of the Company (including the Securities to be sold by the Sellers) have been duly authorized and validly issued and are fully paid and non-assessable.

                                  (v) The Securities to be sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable.

                                  (vi)  The issuance of the Securities to be
                          sold by the Company is not subject to preemptive or other similar rights arising by operation of law, under the charter or by-laws of the Company or, to the best of their knowledge and information, otherwise.

                                  (vii)  Each subsidiary of the Company has
                          been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is




                                      20
42091330
                          required; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information and other than as disclosed in the Registration Statement, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                  (viii)  This Agreement and the Pricing
                          Agreement have each been duly authorized, executed and delivered by the Company.

                                  (ix) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                  (x)  At the time the Registration Statement
                          became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                                  (xi)  The capital stock of the Company
                          conforms to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Class A Common Shares is in due and proper form and complies with all applicable statutory requirements.

                                  (xii)  To the best of their knowledge and
                          information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.




                                      21
42091330

                                  (xiii)  The information in the Prospectus
                          under "Description of Capital Stock," "Legal
                          Proceedings," and "Patents and Trademarks," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                                  (xiv)  To the best of their knowledge and
                          information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

                                  (xv)  No authorization, approval, consent or
                          order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities law; and, to the best of their knowledge and information, the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.




                                      22
42091330

                                  (xvi)  To the best of their knowledge and
                          information, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                                  (xvii)  Each document filed pursuant to the
                          1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                          (2) The favorable opinion, dated as of Closing Time, of ____________________________, counsel for the
                 Sellers, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)      This Agreement and the Pricing
                          Agreement each have been duly authorized, executed and delivered by or on behalf of each of the Sellers.

                                  (ii)  The Power of Attorney and Custody
                          Agreement has been duly authorized, executed and delivered by each of the Sellers and constitutes the valid and binding obligations of each such Seller in accordance with its terms.

                                  (iii)  Each of the Sellers has good and
                          marketable title to the Securities to be sold by such Seller hereunder and full power, right and authority to sell such Securities as herein contemplated, and each of the Underwriters will receive good and marketable title to the Securities purchased by it from the Sellers, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity created by or arising through the Seller. In rendering such opinion, counsel may assume that the Underwriters are without notice of any defect in the title of the Sellers to the Securities being purchased from the Sellers.

                                  (iv) No authorization, approval, consent, or order of any court or governmental authority or agency is required in connection with the sale of the Securities from each of the Sellers to the Underwriters, except such as may be required under




                                      23
42091330
                          the 1933 Act of the 1933 Act Regulations or state securities law; and, to the best of their knowledge and information, the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by each Seller with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Seller pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Seller is a party or by which it may be bound, or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of the provisions of the charter or by-laws of such Seller, or any applicable law, judgment, order, administrative regulation or administrative or court decree.

                          (3) The favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the matters set forth in (i), (ii), (v), (vi) (solely as to preemptive rights arising by operation of law or under the charter or by-laws of the Company) and (viii) to
                 (xi), inclusive, of subsection (b)(1) of this Section. In rendering such opinion, Mayer, Brown & Platt may rely as to matters of Ohio law upon the opinion of Jones, Day, Reavis & Pogue set forth in subsection (b)(1) of this Section.

                          (4)  In giving their opinions required by subsections
                 (b)(1) and (b)(3), respectively, of this Section, Jones, Day, Reavis & Pogue and Mayer, Brown & Platt shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been




                                      24
42091330
                 provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                 (d) At Closing Time the Representatives shall have received a certificate of the Attorney-in-Fact for each of the Sellers, dated as of Closing Time, to the effect that (i) the representations and warranties of each Seller contained in Section 1(b) are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) each Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to Closing Time. The Attorney-in-Fact shall be entitled to rely upon certificates of the Sellers in giving its certificate.

                 (e) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young




                                      25
42091330

         LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, (B) the unaudited amounts of revenues, net income and net income per share set forth under "[Selected Financial Information]" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or (C) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the March 31, 1995 balance sheet included in the Registration Statement or, during the period from March 31, 1995 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the




                                      26
42091330
         relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                 (f) At Closing Time the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                 (g) At the time of the execution of this Agreement and at Closing Time, the Representatives shall have received from Price Waterhouse LLP, letters dated as of such respective dates, covering such specified financial statement items and procedures as the Representatives may reasonably request, in form and substance satisfactory to the Representatives.

                 (h) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Sellers in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                 (i) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Sellers contained herein and the statements in any certificates furnished by the Company and the Sellers hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:




                                      27
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
                          (1)  Certificates, dated such Date of Delivery, of
                 (x) the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and (y) the Attorney-in-Fact for each of the Sellers confirming that the certificates delivered at the Closing Time pursuant to Section 5(c) and 5(d) hereof, respectively, remain true and correct as of such Date of Delivery.

                          (2) The favorable opinion of Jones, Day, Reavis & Pogue, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(4) hereof.

                          (3) The favorable opinion of _______________ counsel for the Sellers, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                 Section 5(b)(2) hereof.

                          (4) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(4) hereof.

                          (5) A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
                 Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(5) shall be a date not more than five days prior to such Date of Delivery.

                          (6) A letter from Price Waterhouse LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
                 Section 5(g) hereof.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company and the Sellers at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.




                                      28
42091330

         SECTION 6. INDEMNIFICATION.

         (a) The Company and the Sellers agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage or expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). Without limiting any obligation of the




                                      29
42091330

Company, the liability of each Seller under this Section 6 shall not exceed the product of the number of Securities sold by such Seller times the initial public offering price per share appearing on the cover page of the Prospectus.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act and each Seller against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Sellers and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Sellers and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company and the Sellers are jointly and severally responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any




                                      30
42091330
person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amounts in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public exceeds the amount of any damages of the kind described in Section 6(a) which such Underwriter has otherwise paid in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Sellers.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or the Sellers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Sellers, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) The Representatives may terminate this Agreement, by notice to the Company and the Sellers, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Class A Common Shares has been suspended by the Commission, or if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said Exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Ohio authorities. As used in this
Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.




                                      31
42091330

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 6 and 7 hereof shall remain in effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         SECTION 11. DEFAULT BY ONE OR MORE SELLERS OR THE COMPANY. If one or more of the Sellers shall fail at Closing Time to sell and deliver the number of Securities which such Seller or Sellers are obligated to sell hereunder, then the Representatives may, at their option, by notice to the Company and the non-defaulting Sellers, either (a) terminate this Agreement without liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the Company and the non-defaulting Sellers, if any, have agreed to sell hereunder.

         In the event of a default by any Seller as referred to in this Section 11, the Underwriters, the Company and the non-defaulting Sellers, if any, shall have the right to postpone




                                      32
42091330

Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         If the Company shall fail at Closing Time or at the Date of Delivery to sell and deliver the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

         No action taken pursuant to this Section 11 shall relieve the Company or any Seller from liability, if any, in respect of such default.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of ____________, Vice President; notices to the Company shall be directed to it at 22801 St. Clair Ave., Cleveland, Ohio, attention of Frederick G. Stueber, Esq., Vice President, General Counsel and Secretary; and, notices to the Sellers shall be directed to ______________, ____________________, ______________________.

         SECTION 13. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Sellers and their respective successors[, heirs and legal representatives]. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Sellers and their respective successors[, heirs and legal representatives] and the controlling persons and officers and directors referred to in Sections 6 and 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Sellers and their respective successors[, heirs and legal representatives,] and said controlling persons and officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to




                                      33
42091330
agreements made and to be performed in said State. Specified times of day refer to New York City time.













                                      34
42091330

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to each of the Company and the Attorney-in-Fact a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and each Seller in accordance with its terms.

                                           Very truly yours,

                                           THE LINCOLN ELECTRIC COMPANY



                                           By:______________________________
                                              Title:

                                           THE SELLERS


                                           By:____________________________
                                           As Attorney-in-Fact, acting on
                                           behalf of each of the Sellers named
                                           in Schedule B hereto.



CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
J.P. MORGAN SECURITIES INC.
MCDONALD & COMPANY SECURITIES, INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By:____________________________
       Authorized Signatory

For themselves and as Representatives of the other
Underwriters named in Schedule A hereto.




                                      35
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
                                   SCHEDULE A



                                                     Number
                 Name of Underwriter             of Securities
                 -------------------             -------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated. . . . . . . . . .
J.P. Morgan Securities Inc . . . . . . . .
McDonald & Company Securities, Inc. . . . .






                                                 _____________

         Total. . . . . . . . . . . . . . . . .  _____________




                                   Sch A - 1
42091330

                                   SCHEDULE B
                                                                  Maximum
                                                  Number of      Number of
                                                   Initial         Option
                                                  Securities     Securities
         Name                                     to be sold     to be sold
         ----                                     ----------     ----------
The Lincoln Electric Company . . . . . . .

[Sellers]


         Total. . . . . . . . . . . . . .  . .
                                                  ----------     ----------




                                   Sch B - 1
42091330

                                  SCHEDULE C

         Shareholders who have agreed to 180-day lock-up pursuant to Section 1(a)(xvi):

















                                  Sch C - 1
42091330

                                                                       Exhibit A



                                _________ Shares

                          THE LINCOLN ELECTRIC COMPANY
                             (an Ohio corporation)

                             Class A Common Shares

                              (Without Par Value)

                               PRICING AGREEMENT
                               -----------------

                                                             _____________, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
J.P. MORGAN SECURITIES INC.
MCDONALD & COMPANY SECURITIES, INC.
as Representatives of the several Underwriters
         c/o     Merrill Lynch & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
                 Merrill Lynch World Headquarters
                 North Tower
                 World Financial Center
                 New York, New York  10281-1209

Dear Sirs:

         Reference is made to the Purchase Agreement dated       , 1995 (the
"Purchase Agreement") relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and McDonald & Company Securities, Inc. are acting as representatives (the "Representatives"), of the above Class A Common Shares (the "Securities"), of The Lincoln Electric Company, an Ohio corporation (the "Company").

         Pursuant to Section 2 of the Purchase Agreement, the Company and each of the Sellers named in Schedule B to the Purchase Agreement (the "Sellers"), severally and not jointly, agree with each Underwriter as follows:

                 1.  The initial public offering price per share for the
         Securities, determined as provided in said Section 2, shall be $      .




                                      1
42091330

                 2.  The purchase price per share for the Securities to be paid
         by the several Underwriters shall be $          , being an amount
         equal to the initial public offering price set forth above less
         $      per share.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Sellers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Sellers in accordance with its terms.

                                           Very truly yours,

                                           THE LINCOLN ELECTRIC COMPANY



                                           By:_______________________________
                                              Title:


                                           THE SELLERS


                                           By:____________________________
                                           As Attorney-in-Fact, acting on
                                           behalf of each of the Sellers named
                                           in Schedule B hereto.

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
J.P. MORGAN SECURITIES INC.
MCDONALD & COMPANY SECURITIES, INC.


By:________________________________
         Authorized Signatory


For themselves and as Representatives of the other Underwriters named in the Purchase Agreement




                                      2
42091330